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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 3, 2006

Nortek, Inc.
(Exact name of registrant as specified in charter)

Delaware	333-119902	05-0314991
(State of other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

50 Kennedy Plaza, Providence, Rhode Island	02903-2360
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (401) 751-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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INTRODUCTION

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 3, 2006, Nortek, Inc. ("Nortek") entered into an Amended and Restated Credit Agreement among Nortek, Nortek Holdings Inc., the guarantors party thereto, the lenders party thereto, UBS AG, Stamford Branch, as U.S. Administrative Agent and as Canadian Administrative Agent and the other agents party thereto (the "Amended Credit Agreement"). This Amended Credit Agreement amended and restated the Credit Agreement (the "Original Credit Agreement"), dated as of August 27, 2004 among Nortek, Nortek Holdings Inc., the guarantors party thereto, the lenders party thereto, UBS AG, Stamford Branch, as U.S. Administrative Agent and as Canadian Administrative Agent and the other agents party thereto.

The Amended Credit Agreement increases the Revolving Credit Facility from $100,000,000 to $200,000,000, and is attached hereto as Exhibit 10.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1    Amended and Restated Credit Agreement dated as of April 3, 2006.

99.1    Press release dated April 3, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      NORTEK, INC.

By: /s/Edward J. Cooney
Name: Edward J. Cooney
Title: Vice President and Treasurer

Date: April 3, 2006

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

10.1	Amended and Restated Credit Agreement dated as of April 3, 2006.

99.1	Press Release dated April 3, 2006.